SUPPLEMENT TO
SPARTAN(registered trademark) INTERMEDIATE MUNICIPAL INCOME FUND'S PROXY STATEMENT AND PROSPECTUS, DATED DECEMBER 22, 1997, FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 18, 1998:
   Effective January 31, 1998, the following information replaces similar information found in the "Synopsis" section on page 3:
   Both Spartan Intermediate and Fidelity Limited Term seek high current income free from federal income tax by investing in investment-grade municipal securities. Both Spartan Intermediate and Fidelity Limited Term are managed by Norman Lind. Norman Lind is expected to manage the combined fund. The two funds differ primarily in their expense structures.
   Effective January 31, 1998, the following information replaces similar information found in the "Operations of Fidelity Limited Term Following the Reorganization" section on page 10:
   FMR does not expect Fidelity Limited Term to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity Limited Term in their current capacities. Norman Lind, who is currently the Portfolio Manager of Fidelity Limited Term is expected to continue to be responsible for portfolio management after the Reorganization.